Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 212 832 3232 Contact: Paul Zettl Senior Vice President Head of Global Marketing 212 446 9189

Cohen & Steers Quality Income Realty Fund, Inc.

Commences Rights Offering

NEW YORK, January 17, 2020—Cohen & Steers Quality Income Realty Fund, Inc. (NYSE: RQI) (the “Company”) commenced its previously announced transferable rights offering, in which the Company will issue transferable rights (“Rights”) to the holders of the Company’s common stock (par value $0.001 per share) (“Common Stock”), as of today, January 17, 2020 (the “Record Date”).

Holders of these Rights as of the Record Date will be entitled to subscribe for additional shares of Common Stock (the “Offer”) at a discount to market price.

After considering a number of factors, including potential benefits and costs, the Board and the Company’s investment advisor, Cohen & Steers Capital Management, Inc. (the “Advisor”), determined that it is in the best interests of both the Company and its stockholders to conduct the Offer and increase the assets of the Company available to take advantage of existing and future investment opportunities that may be or may become available, consistent with the Company’s primary investment objective of high current income through investment in real estate securities and secondary investment objective of capital appreciation.

The Advisor believes this is an attractive time to raise additional assets for the Company based on several factors, including the following potential benefits:

●	Opportunities for incremental investments in U.S. real estate investment trusts (“REITs”) with strong fundamentals that the Advisor believes represent value
●	Investment opportunities in digital REIT sectors such as cell towers and data centers, in which the Advisor believes significant opportunity exists
●	Potential enhancement of long-term total return potential for the Company’s net asset value
●	Expected positive impact to total expense ratio by spreading fixed costs over a larger capital base
●	Reduction in the Company’s unrealized appreciation per share will allow the Company’s Portfolio Managers to rebalance the Company’s portfolio with greater tax efficiency
●	Potential for increased trading volume and liquidity of RQI common stock

“We believe REITs are well positioned to help investors diversify their portfolios while providing a high level of income and the opportunity to participate in capital appreciation,” said Tom Bohjalian, Portfolio Manager for the Company and Head of U.S. Real Estate at Cohen & Steers. “Property fundamentals in the U.S. are generally healthy, in our view, driven by a strong job market, limited new supply and low interest rates. In addition, REIT investors can gain access to higher growth sectors such as cell towers, data centers and logistics facilities that are at the heart of key advancements in technology, including 5G wireless networks, e-commerce and IT outsourcing.”

All offering expenses, including sales commissions, will be borne by the Advisor and not the Company or any of the Company’s common stockholders.

The Company expects to maintain its current distribution level following the Offer. Additionally, the Company declared a regular monthly distribution payable on January 31, 2020, with a record date of January 10, 2020, and a regular monthly distribution payable on February 28, 2020, with a record date of January 24, 2020, neither of which will be payable with respect to Common Stock that is issued pursuant to the Offer as such issuance will occur after these record dates. Common Stock issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable in March.

Certain key terms of the Offer include:

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Holders of Common Stock on the Record Date (“Record Date Stockholders”) will receive one Right for each outstanding share of Common Stock owned on the Record Date. The Rights entitle the holders to purchase one new share of Common Stock for every 3 Rights held (1-for-3); however, any Record Date Stockholder who owns fewer than three shares of Common Stock as of the Record Date will be entitled to subscribe for one share of Common Stock. Fractional shares of Common Stock will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in ratios of 1 new share of Common Stock for every 3 Rights, except that any Record Date Stockholder who owns fewer than 3 Rights as of the Record Date may subscribe, at the Subscription Price (defined below), for one full share of Common Stock.

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The subscription price per share of Common Stock (the “Subscription Price”) will be determined on February 13, 2020, the expiration date of the Offer, unless extended by the Company (the “Expiration Date”), and will be equal to 95% of the average of the last reported sales price of a share of Common Stock of the Company on the New York Stock Exchange (the “NYSE”) on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90.25% of the Company’s NAV per share of Common Stock at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 90.25% of the Company’s NAV per share of Common Stock at the close of trading on the NYSE on that day. The Subscription Price will be determined by the Company on the Expiration Date.

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Record Date Stockholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional shares of Common Stock which were not subscribed for by other holders of Rights at a discount to the market price. Investors who are not Record Date Stockholders but who otherwise acquire Rights, are not entitled to subscribe for any additional shares of Common Stock. If sufficient shares of Common Stock are available, all Record Date Stockholders’ over-subscription requests will be honored in full. If these requests exceed available shares of Common Stock, they will be allocated pro rata among Record Date Stockholders based on the number of Rights originally issued to them by the Company.

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Rights are transferable and have been admitted for trading on the NYSE under the symbol “RQI RT” during the course of the Offer, January 17 through February 13, 2020. During this time, Record Date Stockholders may also choose to sell their Rights. The last trading day for Rights is February 12, 2020, unless extended.

The Offer is being made pursuant to an effective shelf registration statement and related prospectus supplement and accompanying prospectus. The Company expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Stockholders within the United States shortly following the Record Date. To exercise their Rights, common stockholders who hold their Common Stock through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common stockholders who do not hold Common Stock through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The Company’s prospectus supplement and accompanying prospectus will contain this and additional information about the Company and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, please contact the Company’s information agent:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

866 482 5136

About Cohen & Steers Quality Income Realty Fund, Inc. The Company’s primary investment objective is high current income through investment in real estate securities. The Company’s secondary objective is capital appreciation. Under normal market conditions, at least 80% of the Company’s total assets are invested in income producing equity securities issued by high quality REITs.

About Cohen & Steers. Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong and Tokyo.

The Advisor is a wholly owned subsidiary of Cohen & Steers.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Company and the Advisor believe the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s reports that are filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Company and the Advisor do not assume a duty to update any forward-looking statement.

Risks of Investing in Real Estate Securities

The risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and be less liquid than larger companies.

Risks of Investing in Closed-End Funds

Shares of many closed-end funds frequently trade at a discount from their asset value. Funds are subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in a fund.

SOURCE: Cohen & Steers

CONTACT: Paul Zettl

Senior Vice President, Head of Global Marketing

212 446 9189

Website: https://www.cohenandsteers.com

Symbols: NYSE: RQI, CNS

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